UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21333

Nuveen Credit Strategies Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks High Current Income from a Portfolio of Primarily Senior and Second Lien Loans.

Annual Report

December 31, 2012

Nuveen Credit Strategies
Income Fund

JQC

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Table of Contents

Chairman's Letter to Shareholders	4
Portfolio Manager's Comments	5
Fund Leverage and Other Information	8
Common Share Distribution and Price Information	10
Performance Overview	12
Report of Independent Registered Public Accounting Firm	13
Portfolio of Investments	14
Statement of Assets & Liabilities	29
Statement of Operations	30
Statement of Changes in Net Assets	31
Statement of Cash Flows	32
Financial Highlights	34
Notes to Financial Statements	36
Board Members & Officers	48
Glossary of Terms Used in this Report	53
Additional Fund Information	55

Chairman's
Letter to Shareholders

Dear Shareholders,

Despite the global economy's ability to muddle through the many economic headwinds of 2012, investors continue to have good reasons to remain cautious. The European Central Bank's decisions to extend intermediate term financing to major European banks and to support sovereign debt markets have begun to show signs of a stabilized euro area financial market. The larger member states of the European Union (EU) are working diligently to strengthen the framework for a tighter financial and banking union and meaningful progress has been made by agreeing to centralize large bank regulation under the European Central Bank. However, economic conditions in the southern tier members are not improving and the pressures on their political leadership remain intense. The jury is out on whether the respective populations will support the continuing austerity measures that are needed to meet the EU fiscal targets.

In the U.S., the Fed remains committed to low interest rates into 2015 through its third program of Quantitative Easing (QE3). Inflation remains low but a growing number of economists are expressing concern about the economic distortions resulting from negative real interest rates. The highly partisan atmosphere in Congress led to a disappointingly modest solution for dealing with the end-of-year tax and spending issues. Early indications for the new Congressional term have not given much encouragement that the atmosphere for dealing with the sequestration legislation and the debt ceiling issues, let alone a more encompassing "grand bargain," will be any better than the last Congress. Over the longer term, there are some encouraging trends for the U.S. economy: house prices are beginning to recover, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During 2012 U.S. investors have benefited from strong returns in the domestic equity markets and solid returns in most fixed income markets. However, many of the macroeconomic risks of 2012 remain unresolved, including negotiating through the many U.S. fiscal issues, managing the risks of another year of abnormally low U.S. interest rates, sustaining the progress being made in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments that are enjoying positive economic conditions. At the same time they are always on the alert for risks in markets subject to excessive optimism or for opportunities in markets experiencing undue pessimism. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
February 22, 2013

Nuveen Investments

Portfolio Manager's Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Credit Strategies Income Fund (JQC)

(formerly Nuveen Multi-Strategy Income and Growth Fund 2)

Portfolio Repositioning

On January 23, 2012, the Fund began the repositioning of its portfolio as previously approved by common shareholders during November 2011. The goal of the portfolio repositioning was to increase the attractiveness of the Fund's common shares and narrow the Fund's trading discount by:

•  Simplifying the Fund to focus on one of its current core portfolio strategies;

•  Positioning the Fund in a closed-end fund category that is well understood and has historically seen more consistent secondary market demand; and

•  Differentiating the Fund from similar funds, including other Nuveen closed-end funds in the same fund category.

In connection with the portfolio repositioning, Symphony Asset Management, LLC, an existing sub-adviser and affiliate of Nuveen Investments, assumed sole responsibility for managing the Fund's investment portfolio.

Upon completion of the portfolio repositioning on April 2, 2012, the Fund changed its name to Nuveen Credit Strategies Income Fund. The Fund's ticker symbol remained unchanged. The Fund also discontinued its managed distribution policy (in which distributions may be sourced not just from income but also from realized capital gains and, if necessary, from capital), and shifted from quarterly to monthly distributions. The Fund's investment objective of high current income with a secondary objective of total return remained unchanged.

The Symphony team is led by Gunther Stein, the firm's Chief Investment Officer. Here Gunther talks about general market conditions, the management strategies and the performance of the Fund for the twelve-month period ended December 31, 2012.

What were the general market conditions and trends over the course of this reporting period?

During this period, the U.S. economy's progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The central bank decided during its December 2012 meeting to keep the fed funds rate at "exceptionally low levels" until either the unemployment rate reaches 6.5% or expected inflation goes above 2.5%.

Nuveen Investments

The Fed also affirmed its decision, announced in September 2012, to purchase $40 billion of mortgage-backed securities each month in an effort to stimulate the housing market. In addition to this new, open-ended stimulus program, the Fed plans to continue its program to extend the average maturity of its holdings of U.S. Treasury securities through the end of December 2012. The goals of these actions, which together will increase the Fed's holdings of longer-term securities by approximately $85 billion a month through the end of the year, are to put downward pressure on longer-term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed's mandates of maximum employment and price stability.

In the fourth quarter 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), decreased at an estimated annualized rate of 0.1%, down from a 3.1% increase in the third quarter. This slight decline was due to lower inventory investment, federal spending and net exports. The Consumer Price Index (CPI) rose 1.7% year-over-year as of December 2012, after a 3.0% increase in 2011. The core CPI (which excludes food and energy) increased 1.9% during the period, staying just within the Fed's unofficial objective of 2.0% or lower for this inflation measure. As of January 2013, the national unemployment rate was 7.9%, slightly higher than the 7.8% unemployment rate for December 2012 but below the 8.3% level recorded in January 2012. The housing market continued to show signs of improvement, with the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rising 5.5% for the twelve months ended November 2012 (most recent data available at the time this report was prepared). This was the largest year-over-year price gain since August 2006. The outlook for the U.S. economy remained clouded by uncertainty about global financial markets and the continued negotiations by Congress regarding potential spending cuts and tax policy reform.

The reporting period ending December 31, 2012 was a strong year for risk assets, with the Credit Suisse First Boston (CSFB) Leveraged Loan Index returning 9.43% and the Credit Suisse High Yield Index returning 14.71%. Senior loans continued to see consistent demand from both retail mutual funds and institutional accounts, specifically collateralized loan obligations. Despite a looming "fiscal cliff" situation, investors continued to shrug off fears as they looked for yield among the senior parts of the capital structure. Fundamentals remained strong as well, with defaults modest and focused among issuers with particularly high leverage as well as companies with secular and/or cyclical headwinds. New issue, while robust throughout the year, slowed down incrementally into year-end making the reinvestment of coupon in secondary market issues a positive technical across the broader market sending prices higher.

What key strategies were used to manage the Fund during this reporting period?

The Fund invests at least 70% of its assets in senior secured and second lien loans, and up to 30% of its assets opportunistically over the credit cycle in other types of securities across company's capital structures. These other securities are primarily income oriented securities such as high yield debt, convertible securities and other forms of corporate debt.

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page in this report.

*  Since inception returns are from 6/25/03.

**  Refer to Glossary of Terms Used in this Report for definitions. Indexes are not available for direct investment.

Throughout much of the period the Fund was positioned in a combination of senior loans and high yield corporate bonds that we believe offered attractive yield and return potential on a risk-adjusted basis. Exposure consisted of mainly U.S. issuers, and was focused on companies that, in general, had high levels of tangible assets, significant market share within their respective industries and positive free cash flow. Selectively, the Fund had exposure to companies with above average leverage where we felt that fundamentals supported the valuation or where a positive catalyst existed.

How did the Fund perform during this twelve-month reporting period ended December 31, 2012?

The performance of the Fund, as well as a comparative index, is presented in the accompanying table.

Average Annual Total Return on Common Share Net Asset Value

For periods ended 12/31/12

	1-Year	5-Year	Since Inception*
JQC	16.80%	4.17%	4.50%
CSFB Leveraged Loan Index**	9.43%	4.81%	5.16%

For the twelve-month period ended December 31, 2012, the total return on common share net asset value (NAV) for the Fund outperformed the general market index.

Overall the Fund benefited from the strong performance of risk assets during the reporting period. As mentioned previously, the Fund was positioned in a combination of senior loans and high yield corporate bonds. Characterized as risk assets, the Fund's senior loan and high yield bond holdings contributed to the Fund's outperformance versus its benchmark.

Specifically, the Fund benefited from several positions, which offered higher total return potential as a result of a higher coupon as well as total return opportunity. First Data Corporation and Clear Channel Communications Inc. added to the Fund's performance during the reporting period. Both traded well due to significant demand from institutional buyers amid a relatively safe credit backdrop.

Hurting performance was exposure to Cengage Learning Acquisition Inc., whose term loan fell following an earnings miss and downgrade of the education solution providers credit rating. Also detracting from performance was exposure to Frac Tech International LLC, term loan, as weakness in the natural gas market continued to put pressure on revenues.

The Fund also benefited from its opportunistic exposure to positions in high yield corporate bonds and equity securities, which outperformed the core portfolio of senior loans for much of the year in what can best be characterized as a broader "risk-on" trade.

During the period, we continue to write (sell) call options on individual stocks held in the Fund's portfolio while foregoing some upside potential. We also held a put option on a single stock in an attempt to benefit in the event its price declined. This put option expired prior to the close of the reporting period. These contracts had a slight negative impact on performance.

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Fund Leverage
and Other Information

IMPACT OF THE FUND'S LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmark was the Fund's use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a positive impact on the performance of the Fund over this reporting period. During the period, the Fund did not enter into any new interest rate swap contracts in order to hedge leverage costs; however, existing swap contracts that were previously entered into in order to fix (or lock-in) a portion of the Fund's leverage costs partially detracted from the overall contribution of leverage. Short-term floating interest rates remained below fixed swap rates for the period increasing the realized leverage costs, while longer-term interest rates overall contributed to a slight increase in the unrealized mark-to-market losses.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Fund frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in the Fund's portfolio. Leverage typically magnifies the total return of the Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased

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common share net income, but there is no assurance that the Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Issuer Credit Risk. This is the risk that a security in the Fund's portfolio will fail to make dividend or interest payments when due.

Illiquid Securities Risk. This is the risk that the Fund may not be able to sell securities in its portfolio at the time or price desired by the Fund.

Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Preferred Stock Risk. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure, and therefore are subject to greater credit risk.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from the Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Risks from Unsecured Adjustable Rate Loans or Insufficient Collateral Securing Adjustable Rate Loans. Some of the adjustable rate loans in which the Fund may invest will be unsecured or insufficiently collateralized, thereby increasing the risk of loss to the Fund in the event of issuer default.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality.

Currency Risk. Changes in exchange rates will affect the value of the Fund's investments.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Senior Loan Risk. Senior loans, both secured and unsecured, may not be rated by a national rating agency at the time of investment, generally will not be registered with the Securities and Exchange Commission (SEC) and generally will not be listed on a securities exchange. In addition, the amount of public information available with respect to senior loans generally is less extensive than that available for more widely rated, registered and exchange-listed securities.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Reinvestment Risk. If market interest rates decline, income earned from the Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

Common Share Distribution
and Price Information

Distribution Information

The following information regarding the Fund's distributions is current as of December 31, 2012, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

As mentioned previously, upon completion of its portfolio repositioning, the Fund discontinued its managed distribution policy (in which distributions may be sourced not just from income but also from realized capital gains and, if necessary, from capital), and shifted from quarterly to monthly distributions.

During the current reporting period, the Fund declared a quarterly distribution to common shareholders of $0.2000 per share in March and then maintained stable monthly distributions of $0.0667 per share for the next eight months beginning with its April distribution declared April 11, 2012 and paid May 1, 2012. The Fund had one monthly distribution increase in December. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Fund employs financial leverage through the use of bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but—as noted earlier—also increases the variability of common shareholders' net asset value per share in response to changing market conditions.

During certain periods, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it holds excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if the Fund has cumulatively paid dividends in excess of earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. The Fund will, over time, pay all of its net investment income as dividends to shareholders. As of December 31, 2012, the Fund had a zero UNII balance for tax purposes and a negative UNII balance for financial reporting purposes.

Nuveen Investments

Common Share Repurchases and Price Information

During November 2012, the Nuveen Funds Board of Directors/Trustees reauthorized the Fund's open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of December 31, 2012, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired shares of its outstanding common stock as shown in the accompanying table.

	Common Shares Repurchased and Retired	% of Outstanding Common Shares
JQC	4,315,092	3.2%

During the current reporting period, the Fund did not repurchase any of its common shares.

As of December 31, 2012, the Fund was trading at a -2.33% discount to its common share NAV compared with an average discount of -4.73% for the entire twelve-month period.

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Fund Snapshot

Common Share Price	$9.65
Common Share Net Asset Value (NAV)	$9.88
Premium/(Discount) to NAV	-2.33%
Latest Dividend	$0.0692
Current Distribution Rate[4]	8.61%
Net Assets Applicable to Common Shares ($000)	$1,345,657

Leverage

Regulatory Leverage	29.42%
Effective Leverage	29.42%

Average Annual Total Returns

(Inception 6/25/03)

	On Share Price	On NAV
1-Year	30.55%	16.80%
5-Year	7.71%	4.17%
Since Inception	4.78%	4.50%

Portfolio Composition

(as a % of total investments)1,3

Media	11.4%
Software	7.0%
Health Care Providers & Services	6.5%
Pharmaceuticals	6.5%
Health Care Equipment & Supplies	6.1%
Diversified Telecommunication Services	4.2%
Hotels, Restaurants & Leisure	3.9%
Specialty Retail	3.5%
Semiconductors & Equipment	3.2%
Communications Equipment	3.2%
Chemicals	2.9%
Real Estate	2.9%
Airlines	2.6%
IT Services	2.5%
Commercial Services & Supplies	2.4%
Internet Software & Services	2.1%
Oil, Gas & Consumable Fuels	2.0%
Distributors	2.0%
Diversified Consumer Services	1.9%
Health Care Technology	1.8%
Short-Term Investments	1.8%
Other	19.6%

Top Five Issuers

(as a % of total investments)2,3

Caesar's Entertainment Corporation	2.2%
Pharmaceutical Product Development Inc.	2.2%
MTL Publishing LLC	2.0%
iStar Financial, Inc.	1.9%
Univar, Inc.	1.9%

JQC

Performance

OVERVIEW

Nuveen Credit Strategies Income Fund

  as of December 31, 2012

Portfolio Allocation (as a % of total investments)1,3

2012 Distributions Per Common Share5

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Excluding investments in derivatives.

2 Excluding short-term investments and investments in derivatives.

3 Holdings are subject to change.

4 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be compromised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

5 As previously explained in the Common Share Distribution and Share Price Information section of this report, the Fund shifted from a quarterly to a monthly distribution beginning with its April distribution declared 4/11/12 and paid 5/1/12.

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Nuveen Credit Strategies Income Fund
  (formerly known as Nuveen Multi-Strategy Income and Growth Fund 2)

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Credit Strategies Income Fund (the "Fund") as of December 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, counterparty, selling or agent banks, and brokers or by other appropriate auditing procedures where replies from selling or agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Credit Strategies Income Fund at December 31, 2012, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 27, 2013

Nuveen Investments

JQC

Nuveen Credit Strategies Income Fund

(formerly known as Nuveen Multi-Strategy Income and Growth Fund 2)

Portfolio of INVESTMENTS

  December 31, 2012

Shares	Description (1)	Value
	Common Stocks – 12.5% (8.7% of Total Investments)
	Aerospace & Defense – 0.3%
8,440	BE Aerospace Inc., (2)	$416,936
16,170	Honeywell International Inc.	1,026,310
21,900	United Technologies Corporation	1,796,019
	Total Aerospace & Defense	3,239,265
	Air Freight & Logistics – 0.0%
6,680	C.H. Robinson Worldwide, Inc.	422,310
	Beverages – 0.2%
2,722	Coca-Cola Bottling Company Consolidated	181,013
63,208	Coca-Cola Company	2,291,290
8,570	Dr. Pepper Snapple Group	378,623
	Total Beverages	2,850,926
	Biotechnology – 0.3%
25,060	Amgen Inc.	2,163,179
6,400	Biogen Idec Inc., (2)	938,688
14,240	Gilead Sciences, Inc., (2)	1,045,928
6,790	Myriad Genentics Inc., (2)	185,028
	Total Biotechnology	4,332,823
	Building Products – 0.1%
11,795	Gibraltar Industries Inc.	187,776
36,123	Masonite Worldwide Holdings	1,192,059
	Total Building Products	1,379,835
	Capital Markets – 0.1%
3,470	Affiliated Managers Group Inc., (2)	451,621
7,790	Ameriprise Financial, Inc.	487,888
41,684	Apollo Investment Corporation	348,478
7,564	Walter Investment Management Corporation, (2)	325,403
	Total Capital Markets	1,613,390
	Chemicals – 0.5%
5,529	CF Industries Holdings, Inc.	1,123,272
14,460	Eastman Chemical Company	984,003
5,832	FutureFuel Corporation	69,051
6,523	Georgia Gulf Corporation	269,269
27,310	LyondellBasell Industries NV	1,559,128
8,035	Minerals Technologies Inc.	320,757
9,720	Monsanto Company	919,998
11,261	Westlake Chemical Corporation	892,997
	Total Chemicals	6,138,475

Nuveen Investments

Shares	Description (1)	Value
	Commercial Banks – 0.3%
8,378	Banner Corporation	$257,456
16,207	BBCN Bancorp Inc.	187,515
14,990	M&T Bank Corporation	1,476,065
16,243	Pacwest Bancorp.	402,502
62,760	Regions Financial Corporation	446,851
16,670	SunTrust Banks, Inc.	472,595
	Total Commercial Banks	3,242,984
	Commercial Services & Supplies – 0.1%
7,603	Clean Harbors, Inc.	418,241
9,417	G&K Services, Inc.	321,591
26,526	Waste Management, Inc.	894,987
	Total Commercial Services & Supplies	1,634,819
	Communications Equipment – 0.1%
37,360	Cisco Systems, Inc.	734,124
4,451	Comtech Telecom Corporation	112,966
7,862	Procera Networks Inc., (2)	145,840
14,270	QUALCOMM, Inc.	885,025
	Total Communications Equipment	1,877,955
	Computers & Peripherals – 0.7%
15,228	Apple, Inc.	8,116,981
41,830	EMC Corporation, (2)	1,058,299
	Total Computers & Peripherals	9,175,280
	Construction & Engineering – 0.0%
8,610	Chicago Bridge & Iron Company N.V.	399,074
	Consumer Discretionary – 0.1%
12,860	Nordstrom Inc.	688,010
	Consumer Finance – 0.1%
12,120	Capital One Financial Corporation	702,112
12,740	Discover Financial Services	491,127
	Total Consumer Finance	1,193,239
	Consumer Staples – 0.1%
35,591	Altria Group	1,118,269
	Diversified Consumer Services – 0.0%
6,133	Ascent Media Corporation, (2)	379,878
	Diversified Financial Services – 0.1%
20,171	JPMorgan Chase & Co., (3)	886,919
19,871	PHH Corporation	452,065
	Total Diversified Financial Services	1,338,984
	Diversified Telecommunication Services – 0.2%
10,853	CenturyLink Inc.	424,569
58,738	Verizon Communications Inc.	2,541,593
	Total Diversified Telecommunication Services	2,966,162

Nuveen Investments

JQC

Nuveen Credit Strategies Income Fund (continued)

Portfolio of INVESTMENTS December 31, 2012

Shares	Description (1)	Value
	Electric Utilities – 0.1%
25,520	NV Energy Inc.	$462,933
15,551	Portland General Electric Company	425,475
10,970	UIL Holdings Corporation	392,836
	Total Electric Utilities	1,281,244
	Electrical Equipment – 0.1%
8,984	Generac Holdings Inc.	308,241
4,420	Rockwell Automation, Inc.	371,236
	Total Electrical Equipment	679,477
	Energy Equipment & Services – 0.1%
12,403	C&J Energy Services Inc., (2)	265,920
5,190	Helmerich & Payne Inc.	290,692
6,930	Oil States International Inc.	495,772
	Total Energy Equipment & Services	1,052,384
	Food & Staples Retailing – 0.2%
18,560	Costco Wholesale Corporation	1,833,171
13,840	Wal-Mart Stores, Inc.	944,303
4,830	Whole Foods Market, Inc.	441,124
	Total Food & Staples Retailing	3,218,598
	Food Products – 0.3%
19,655	Dole Food Company Inc.	225,443
10,050	General Mills, Inc.	406,121
16,240	H.J. Heinz Company	936,723
11,340	Ingredion Inc.	730,636
5,410	JM Smucker Company	466,558
7,590	Kraft Foods Inc.	345,117
5,300	McCormick & Company, Incorporated	336,709
29,472	Mondelez International Inc.	750,652
	Total Food Products	4,197,959
	Gas Utilities – 0.1%
7,126	Chesapeake Utilities Corporation	323,520
16,050	ONEOK, Inc.	686,138
12,510	Questar Corporation	247,198
	Total Gas Utilities	1,256,856
	Health Care Equipment & Supplies – 0.3%
11,055	Abbott Laboratories	724,103
21,690	Baxter International, Inc.	1,445,855
11,960	Becton, Dickinson and Company	935,152
16,587	DexCom, Inc.	225,749
11,580	Medtronic, Inc.	475,012
13,133	ResMed Inc.	545,939
5,400	Steris Corporation	187,542
	Total Health Care Equipment & Supplies	4,539,352
	Health Care Providers & Services – 0.5%
6,996	Air Methods Corporation	258,082
6,752	AmSurg Corporation, (2)	202,628
20,216	Capital Senior Living Corporation	377,837
7,340	DaVita HealthCare Partners, Inc.	811,290
13,564	Emeritus Corporation	335,302
10,400	Express Scripts, Holding Company, (2)	561,600
10,759	Hanger Orthopedic Group Inc., (2)	294,366

Nuveen Investments

Shares	Description (1)	Value
	Health Care Providers & Services (continued)
19,160	HCA Holdings Inc.	$578,057
19,160	McKesson HBOC Inc.	1,857,754
6,108	Owens and Minor Inc.	174,139
9,201	Team Health Holdings Inc., (2)	264,713
20,648	Vanguard Health Systems Inc.	252,938
	Total Health Care Providers & Services	5,968,706
	Hotels, Restaurants & Leisure – 0.2%
12,380	Brinker International Inc.	383,656
5,967	Cheesecake Factory Inc.	195,240
5,486	Life Time Fitness Inc., (2)	269,966
7,970	Marriott International, Inc., Class A	297,042
33,570	Starbucks Corporation	1,800,023
	Total Hotels, Restaurants & Leisure	2,945,927
	Household Durables – 0.1%
8,660	D.R. Horton, Inc.	171,295
4,018	Nacco Industries Inc.	243,852
36,530	Pulte Corporation	663,385
	Total Household Durables	1,078,532
	Household Products – 0.1%
3,710	Clorox Company	271,646
5,150	Colgate-Palmolive Company	538,381
10,150	Procter & Gamble Company	689,084
	Total Household Products	1,499,111
	Industrial Conglomerates – 0.2%
92,427	General Electric Company, (3)	1,940,043
	Insurance – 0.4%
25,700	AFLAC Incorporated	1,365,184
7,268	Everest Reinsurance Group Ltd.	799,117
23,840	Hartford Financial Services Group, Inc.	534,970
12,571	Hilltop Holdings Inc.	170,211
12,900	Marsh & McLennan Companies, Inc.	444,663
21,988	National Financial Partners Corp., (2)	376,874
4,836	PartnerRe Limited	389,250
14,946	Primerica Inc.	448,529
15,330	Torchmark Corporation	792,101
16,930	Valdius Holdings Limited	585,439
	Total Insurance	5,906,338
	Internet & Catalog Retail – 0.1%
4,160	Amazon.com, Inc., (2)	1,044,742
	Internet Software & Services – 0.3%
24,530	eBay Inc., (2)	1,251,521
3,810	Google Inc., Class A, (2)	2,702,700
2,809	Rackspace Hosting Inc.	208,624
	Total Internet Software & Services	4,162,845
	IT Services – 0.3%
9,610	Accenture Limited	639,065
2,230	Alliance Data Systems Corporation, (2)	322,815
12,787	CSG Systems International Inc.	232,468
15,162	Higher One Holdings Inc., (2)	159,807

Nuveen Investments

JQC

Nuveen Credit Strategies Income Fund (continued)

Portfolio of INVESTMENTS December 31, 2012

Shares	Description (1)	Value
	IT Services (continued)
7,680	International Business Machines Corporation (IBM), (3)	$1,471,104
14,140	Lender Processing Services Inc.	348,127
1,310	MasterCard, Inc.	643,577
6,298	WEX Inc., (2)	474,680
	Total IT Services	4,291,643
	Leisure Equipment & Products – 0.0%
7,560	Brunswick Corporation	219,920
	Life Sciences Tools & Services – 0.1%
10,600	Agilent Technologies, Inc.	433,964
7,819	Parexel International Corporation	231,364
11,980	Thermo Fisher Scientific, Inc.	764,084
	Total Life Sciences Tools & Services	1,429,412
	Machinery – 0.4%
12,053	Actuant Corporation	336,399
19,828	Briggs & Stratton Corporation	417,974
6,210	Cummins Inc.	672,854
34,460	Harsco Corporation	809,810
4,364	Hyster-Yale Materials Handling Inc.	212,963
9,760	Ingersoll Rand Company Limited, Class A	468,090
14,770	Joy Global Inc.	942,031
5,820	Lincoln Electric Holdings Inc.	283,318
36,977	Mueller Water Products Inc.	207,441
9,090	Timken Company	434,775
3,390	Wabtec Corporation	296,761
	Total Machinery	5,082,416
	Media – 0.2%
39,690	Comcast Corporation, Class A	1,483,612
61,339	Cumulus Media, Inc.	163,775
4,070	Time Warner Cable, Class A	395,563
14,530	Walt Disney Company	723,449
	Total Media	2,766,399
	Metals & Mining – 0.1%
3,672	Kaiser Aluminum Corporation	226,526
11,058	Metals USA Holdings Corporation	193,404
8,620	Newmont Mining Corporation	400,313
21,902	Southern Copper Corporation	829,210
	Total Metals & Mining	1,649,453
	Multiline Retail – 0.3%
14,180	Macy's, Inc.	553,304
46,209	Target Corporation	2,734,187
	Total Multiline Retail	3,287,491
	Multi-Utilities – 0.3%
14,360	Ameren Corporation	441,139
55,221	CenterPoint Energy, Inc.	1,063,004
18,913	Consolidated Edison, Inc.	1,050,428
11,800	DTE Energy Company	708,590
29,324	Public Service Enterprise Group Incorporated	897,314
	Total Multi-Utilities	4,160,475

Nuveen Investments

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels – 0.8%
23,012	Chevron Corporation	$2,488,518
28,950	Exxon Mobil Corporation	2,505,623
39,483	Halcon Resources Corporation, (2)	273,222
22,266	Marathon Oil Corporation	682,676
26,215	Marathon Petroleum Corporation	1,651,545
9,640	Murphy Oil Corporation	574,062
11,404	Oasis Petroleum Inc.	362,647
20,100	Phillips 66	1,067,310
4,364	Rosetta Resources, Inc.	197,951
11,472	Stone Energy Corporation	235,405
6,526	Western Refining Inc.	183,968
	Total Oil, Gas & Consumable Fuels	10,222,927
	Paper & Forest Products – 0.1%
8,683	Clearwater Paper Corporation, (2)	340,026
27,020	International Paper Company	1,076,477
4,881	Schweitzer-Mauduit International Inc.	190,505
	Total Paper & Forest Products	1,607,008
	Personal Products – 0.0%
20,522	Prestige Brands Holdings Inc., (2)	411,056
	Pharmaceuticals – 0.6%
12,410	Bristol-Myers Squibb Company	404,442
12,590	Eli Lilly and Company	620,939
43,985	Johnson & Johnson, (3)	3,083,349
30,141	Merck & Company Inc.	1,233,973
29,680	Watson Pharmaceuticals Inc.	2,552,480
	Total Pharmaceuticals	7,895,183
	Real Estate – 0.6%
12,700	Chesapeake Lodging Trust	265,176
23,990	Equity One Inc.	504,030
27,588	iStar Financial Inc., (2)	224,842
31,448	Medical Properties Trust Inc.	376,118
34,169	Newcastle Investment Corporation	296,587
37,870	Omega Healthcare Investors Inc.	903,200
19,473	PennyMac Mortgage Investment Trust	492,472
1,900	Public Storage, Inc.	275,424
27,863	Ramco-Gershenson Properties Trust	370,857
13,930	Rayonier Inc.	721,992
12,370	Simon Property Group, Inc.	1,955,573
5,431	Sovran Self Storage Inc.	337,265
14,040	Tanger Factory Outlet Centers	480,168
5,300	Taubman Centers Inc.	417,216
21,555	Two Harbors Investment Corporation	238,829
	Total Real Estate	7,859,749
	Real Estate Management & Development – 0.0%
12,355	Forestar Real Estate Group Inc.	214,112
	Road & Rail – 0.2%
5,184	Genesee & Wyoming Inc.	394,399
8,932	Norfolk Southern Corporation	552,355
11,940	Union Pacific Corporation	1,501,097
	Total Road & Rail	2,447,851

Nuveen Investments

JQC

Nuveen Credit Strategies Income Fund (continued)

Portfolio of INVESTMENTS December 31, 2012

Shares	Description (1)	Value
	Semiconductors & Equipment – 0.4%
19,390	Avago Technologies Limtied	$613,887
29,920	Broadcom Corporation, Class A	993,643
82,688	Intel Corporation, (3)	1,705,853
21,002	Linear Technology Corporation	720,369
90,350	NVIDIA Corporation	1,110,402
20,561	Rudolph Technologies	276,545
43,585	Silicon Image, Inc., (2)	216,182
12,780	Skyworks Solutions Inc., (2)	259,434
	Total Semiconductors & Equipment	5,896,315
	Software – 0.7%
5,140	Ansys Inc., (2)	346,128
35,180	Cadence Design Systems, Inc., (2)	475,282
3,759	CommVault Systems, Inc.	262,040
8,671	Comverse Incorporated, (2)	247,384
3,500	Fair Isaac Corporation	147,105
7,343	Manhattan Associates Inc.	443,077
24,362	Mentor Graphics Corporation	414,641
150,622	Microsoft Corporation, (3)	4,026,126
73,150	Oracle Corporation	2,437,358
3,326	Sourcefire Inc., (2)	157,054
31,611	TiVo, Inc.	389,448
6,460	VMware Inc.	608,144
	Total Software	9,953,787
	Specialty Retail – 0.6%
101,590	American Eagle Outfitters, Inc.	2,083,611
5,313	Ann Inc., (2)	179,792
15,292	Finish Line, Inc.	289,478
27,930	Home Depot, Inc.	1,727,471
26,400	Limited Brands, Inc.	1,242,384
3,844	Lithia Motors Inc.	143,842
2,809	Lumber Liquidators Inc., (2)	148,399
6,880	PetSmart Inc.	470,179
8,035	Rent-A-Center Inc.	276,083
3,480	Signet Jewelers Limited	185,832
2,679	Vitamin Shoppe Inc., (2)	153,667
38,160	Williams-Sonoma Inc.	1,670,263
	Total Specialty Retail	8,571,001
	Textiles, Apparel & Luxury Goods – 0.2%
28,727	Fifth & Pacific Companies Inc.	357,651
7,629	Movado Group Inc.	234,058
11,880	Nike, Inc., Class B	613,008
8,330	PVH Corporation	924,713
	Total Textiles, Apparel & Luxury Goods	2,129,430
	Thrifts & Mortgage Finance – 0.0%
9,115	Nationstar Mortgage Holdings, Incorporated, (2)	282,383
4,103	Ocwen Financial Corporation	141,923
10,498	Walker & Dunlop Inc., (2)	174,897
	Total Thrifts & Mortgage Finance	599,203
	Tobacco – 0.1%
10,913	Philip Morris International	912,763
9,810	Reynolds American Inc.	406,428
6,752	Universal Corporation	336,990
	Total Tobacco	1,656,181

Nuveen Investments

Shares	Description (1)	Value
	Trading Companies & Distributors – 0.1%
12,950	CAI International Inc., (2)	$284,253
13,779	H&E Equipment Services, Inc.	207,650
10,842	SeaCube Container Leasing Limited	204,372
5,123	United Rentals Inc.	233,198
3,953	Watsco Inc.	296,078
	Total Trading Companies & Distributors	1,225,551
	Total Common Stocks (cost $163,548,977)	168,340,355

Shares	Description (1)	Coupon		Ratings (4)	Value
	$25 Par (or similar) Preferred Securities – 0.1% (0.1% of Total Investments)
	Commercial Banks – 0.1%
44,580	Wells Fargo & Company, (3)	7.500%		BBB+	$1,523,744
	Total $25 Par (or similar) Preferred Securities (cost $1,505,790)				1,523,744
Principal Amount (000)	Description (1)	Coupon	Maturity (5)	Ratings (4)	Value
	Variable Rate Senior Loan Interests – 99.8% (69.4% of Total Investments) (6)
	Aerospace & Defense – 0.3%
$3,500	Hamilton Sundstrand, Term Loan B	5.000%	12/05/19	B+	$3,535,311
	Airlines – 3.4%
17,000	Delta Air Lines, Inc., Term Loan B1	5.250%	10/18/18	Ba2	17,154,071
27,674	Delta Air Lines, Inc., Term Loan	5.500%	4/20/17	Ba2	28,026,230
44,674	Total Airlines				45,180,301
	Auto Components – 1.0%
12,841	Schaeffler AG, Term Loan B2	6.000%	12/12/17	Ba3	13,001,512
	Automobiles – 2.0%
26,028	Chrysler Group LLC, Term Loan	6.000%	5/24/17	BB	26,635,191
	Biotechnology – 1.1%
341	Alkermes, Inc., 2019 Term Loan	4.500%	9/25/19	BB	344,964
10,754	Grifols, Inc., Term Loan	4.500%	6/01/17	BB	10,873,251
3,958	Onex Carestream Finance LP, Term Loan	5.000%	2/25/17	BB-	3,955,643
15,053	Total Biotechnology				15,173,858
	Chemicals – 3.8%
15,086	Ineos US Finance LLC, Term Loan B	6.500%	5/04/18	B+	15,272,222
35,580	Univar, Inc., Term Loan	5.000%	6/30/17	B+	35,569,943
50,666	Total Chemicals				50,842,165
	Commercial Banks – 0.2%
2,871	Ocwen Financial Corporation, Initial Term Loan	7.000%	9/01/16	B1	2,885,354
	Commercial Services & Supplies – 1.5%
10,000	ADS Waste Holdings, Inc., Term Loan B	5.250%	10/09/19	B+	10,137,500
10,000	Ceridian Corporation, Extended Term Loan	5.959%	5/09/17	B1	10,005,000
20,000	Total Commercial Services & Supplies				20,142,500

Nuveen Investments

JQC

Nuveen Credit Strategies Income Fund (continued)

Portfolio of INVESTMENTS December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity (5)	Ratings (4)	Value
	Communications Equipment – 2.2%
$4,066	Avaya, Inc., Term Loan B3	4.812%	10/26/17	B1	$3,589,604
25,186	Telesat Holdings, Inc., Term Loan B	4.250%	3/28/19	BB-	25,406,314
29,252	Total Communications Equipment				28,995,918
	Computers & Peripherals - 0.7%
10,000	Kronos Incorporated, Initial Term Loan, Second Lien	9.750%	4/30/20	CCC+	10,050,000
	Consumer Finance – 1.6%
9,019	NES Rentals Holdings, Inc., Extended Term Loan, Second Lien	13.250%	10/20/14	Ba3	8,917,940
1,000	Residential Capital Corp, Term Loan A1	5.000%	11/18/13	Ba1	1,006,250
2,000	Residential Capital Corp, Term Loan A2	6.750%	11/18/13	BB	2,025,000
9,291	Royalty Pharma Finance Trust, Incremental Term Loan	4.000%	11/09/18	Baa2	9,398,563
21,310	Total Consumer Finance				21,347,753
	Containers & Packaging – 2.3%
29,514	Reynolds Group Holdings, Inc., Term Loan	4.750%	9/28/18	B+	29,917,729
476	Sealed Air Corporation, Term Loan B1	4.000%	10/03/18	Ba1	483,311
29,990	Total Containers & Packaging				30,401,040
	Distributors – 1.6%
20,895	HD Supply, Inc., Term Loan	7.250%	10/12/17	B+	21,504,444
	Diversified Consumer Services – 2.8%
12,101	Cengage Learning Acquisitions, Inc., Term Loan, DD1	2.720%	7/03/14	CCC+	9,570,189
27,718	Laureate Education, Inc., Extended Term Loan	5.250%	6/15/18	B1	27,596,618
39,819	Total Diversified Consumer Services				37,166,807
	Diversified Financial Services – 0.1%
1,374	NPC International, Inc., Term Loan B	4.500%	12/28/18	Ba3	1,388,077
108	Pinafore LLC, Term Loan	4.250%	9/29/16	BB	108,666
1,482	Total Diversified Financial Services				1,496,743
	Diversified Telecommunication Services – 1.6%
21,316	Intelsat Jackson Holdings, Ltd., Term Loan B1	4.500%	4/02/18	BB-	21,513,467
	Electric Utilities – 0.2%
2,664	TXU Corporation, 2014 Term Loan	3.746%	10/10/14	B2	2,032,785
	Food & Staples Retailing – 1.2%
9,800	BJ Wholesale Club, Inc., Term Loan, First Lien	5.750%	9/26/19	B	9,948,754
500	BJ Wholesale Club Inc., Term Loan, Second Lien	9.750%	3/26/20	CCC+	516,875
4,988	Wendy's/Arby's Restaurants, Inc., Term Loan B	4.750%	5/15/19	BB-	5,044,502
15,288	Total Food & Staples Retailing				15,510,131
	Food Products – 0.9%
1,000	AdvancePierre Foods, Inc., Term Loan, First Lien	5.750%	7/10/17	B1	1,013,125
9,000	AdvancePierre Foods, Inc., Term Loan, Second Lien	9.500%	10/10/17	CCC+	9,225,000
2,157	Del Monte Foods Company, Term Loan	4.500%	3/08/18	Ba3	2,164,849
12,157	Total Food Products				12,402,974
	Health Care Equipment & Supplies – 4.2%
14,339	Hologic, Inc., Term Loan B	4.500%	8/01/19	BBB-	14,528,754
8,910	Kinetic Concepts, Inc., Term Loan C1	5.500%	5/04/18	Ba2	9,021,375
33,001	United Surgical Partners International, Inc., Term Loan, First Lien	6.000%	4/03/19	B1	33,386,064
56,250	Total Health Care Equipment & Supplies				56,936,193

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (5)	Ratings (4)	Value
	Health Care Providers & Services – 6.5%
$1,628	Community Health Systems, Inc., Extended Term Loan	3.811%	1/25/17	BB	$1,639,750
14,000	DaVita, Inc., New Term Loan B2	4.000%	11/01/19	Ba2	14,128,282
5,765	Emergency Medical Services, Term Loan	5.250%	5/25/18	Ba3	5,815,407
37,329	Golden Living, Term Loan	5.000%	5/04/18	B1	35,182,633
371	HCA, Inc., Tranche B2, Term Loan	3.561%	3/31/17	BB	372,618
9,975	IMS Health Incorporated, Tranche B, Term Loan	4.500%	8/26/17	BB-	10,053,230
13,964	National Mentor Holdings, Inc., Term Loan B	6.500%	2/09/17	B+	13,940,987
4,743	Select Medical Corporation, Term Loan	5.500%	6/01/18	BB-	4,770,514
993	Select Medical Corporation, Tranche B, Term Loan A	5.500%	6/01/18	BB-	1,001,184
88,768	Total Health Care Providers & Services				86,904,605
	Health Care Technology – 2.6%
20,809	Emdeon Business Services LLC, Term Loan B1	5.000%	11/02/18	BB-	21,045,441
14,000	Quintiles Transnational Corporation, Term Loan	7.500%	2/28/17	B	14,227,500
34,809	Total Health Care Technology				35,272,941
	Hotels, Restaurants & Leisure – 5.0%
2,970	24 Hour Fitness Worldwide, Inc., New Term Loan	7.500%	4/22/16	Ba3	2,998,496
177	Venetian Casino Resort LLC, Delayed Term Loan	2.760%	11/23/16	BBB-	177,464
231	Venetian Casino Resort LLC, Tranche B, Term Loan	2.760%	11/23/16	BBB-	232,231
2,850	Boyd Gaming Corporation, Increased Term Loan B	6.000%	12/17/15	BB-	2,885,625
47,595	Caesars Entertainment Operating Company, Inc., Term Loan B6	5.460%	1/28/18	B	42,633,075
2,066	CCM Merger, Inc. Term Loan	6.000%	3/01/17	B+	2,074,110
10,208	Landry's Restaraunts, Inc., Term Loan B	6.500%	4/24/18	B+	10,335,461
6,500	MGM Resorts International Term Loan	4.250%	12/20/19	Ba2	6,579,222
72,597	Total Hotels, Restaurants & Leisure				67,915,684
	Household Durables – 1.0%
13,500	AOT Bedding Super Holdings LLC, Term Loan B, DD1	5.000%	10/01/19	B+	13,538,434
	Household Products – 0.0%
130	Visant Corporation, Term Loan	5.250%	12/22/16	BB-	118,432
	Independent Power Producers & Energy Traders – 0.1%
1,175	AES Corporation, Term Loan	4.250%	5/29/18	BB+	1,189,640
	Insurance – 0.6%
8,000	USI Holdings Corporation, Term Loan B, WI/DD	TBD	TBD	B1	7,993,336
	Internet & Catalog Retail – 1.0%
13,665	Burlington Coat Factory Warehouse Corporation, Term Loan B1	5.500%	2/23/17	B	13,811,762
	Internet Software & Services – 2.7%
2,267	Go Daddy Operating Co. LLC, Term Loan, Tranche B1	5.500%	12/17/18	Ba3	2,273,181
31,872	Sabre, Inc., Extended Term Loan, First Lien	5.962%	9/30/17	B1	32,014,533
2,231	Web.com, Term Loan, First Lien	5.500%	12/27/17	Ba3	2,251,829
36,370	Total Internet Software & Services				36,539,543
	IT Services – 2.7%
3,500	First Data Corporation, Extended Term Loan	4.211%	3/23/18	B+	3,341,286
11,463	Frac Tech International LLC, Term Loan	8.500%	5/06/16	B+	9,564,160
14,233	SRA International, Term Loan	6.500%	7/20/18	B1	13,610,733
10,348	Zayo Group LLC, Term Loan B	5.250%	7/02/19	B1	10,472,176
39,544	Total IT Services				36,988,355

Nuveen Investments

JQC

Nuveen Credit Strategies Income Fund (continued)

Portfolio of INVESTMENTS December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity (5)	Ratings (4)	Value
	Leisure Equipment & Products – 0.1%
$696	Cedar Fair LP, Term Loan	4.000%	12/15/17	BB	$703,466
	Machinery – 0.3%
4,500	Navistar International Corporation, Term Loan B	7.000%	8/17/17	Ba2	4,533,750
	Media – 10.7%
675	Tribune Company, Term Loan B	0.000%	6/04/14	Ca	563,063
4,378	Univision Communications, Inc., Term Loan	4.462%	3/31/17	B+	4,315,080
8,394	Atlantic Broadband Finance LLC, Term Loan B	4.500%	9/20/19	Ba3	8,484,968
14,803	Cengage Learning Acquisitions, Inc., Tranche B, Extended Term Loan	5.720%	7/04/17	CCC+	11,694,313
1,629	Charter Communications Operating Holdings LLC, Term Loan C	3.470%	9/06/16	Baa3	1,639,891
15,840	Cumulus Media, Inc., Term Loan B, First Lien	4.500%	9/18/18	Ba2	15,913,772
12,029	Cumulus Media, Inc., Term Loan, Second Lien	7.500%	9/16/19	B2	12,419,942
36,641	EMI Music Publishing LLC, Term Loan B	5.500%	6/29/18	BB-	37,126,367
2,000	Hubbard Radio LLC, Term Loan, Second Lien	8.750%	4/30/18	CCC+	2,040,000
19,000	Tribune Company, Exit Term Loan B, WI/DD	TBD	TBD	BB+	19,002,375
15,000	UPC Financing Partnership, Term Loan AB	4.000%	1/31/21	Ba3	14,995,320
15,900	WideOpenWest Finance LLC, Term Loan B	6.250%	7/12/18	B1	16,107,549
146,289	Total Media				144,302,640
	Metals & Mining – 0.5%
6,366	FMG Resources, Ltd., Term Loan B	5.250%	10/18/17	BB+	6,430,111
	Multiline Retail – 1.5%
1,125	99 Cents Only Stores, Term Loan B1	5.250%	1/11/19	B+	1,139,282
19,150	Neiman Marcus Group, Inc., Term Loan	4.750%	5/16/18	B+	19,211,165
20,275	Total Multiline Retail				20,350,447
	Oil, Gas & Consumable Fuels – 1.8%
3,970	CCS Income Trust, Add on Term Loan B	6.500%	11/14/14	B1	3,973,307
4,793	Crestwood Holdings, Inc., Term Loan B	9.750%	3/26/18	CCC+	4,872,377
4,300	Energy Transfer Partners LP, Term Loan B	3.750%	3/24/17	BB	4,339,977
8,000	Plains Exploration and Production Company, Term Loan	4.000%	10/15/19	Ba1	8,036,664
2,917	Samson Investment Company, Initial Term Loan, Second Lien	6.000%	9/25/18	B+	2,947,656
23,980	Total Oil, Gas & Consumable Fuels				24,169,981
	Personal Products – 0.1%
1,151	Prestige Brands, Inc., Term Loan 1	5.261%	1/27/19	BB-	1,166,458
	Pharmaceuticals – 7.1%
22,139	Bausch & Lomb, Inc., Term Loan B	5.250%	5/17/19	B+	22,368,041
40,201	Pharmaceutical Product Development, Inc., Term Loan	6.250%	12/05/18	Ba3	40,891,665
6,584	Quintiles Transnational Corporation, Term Loan B1	4.500%	6/08/18	BB-	6,583,500
8,348	Quintiles Transnational Corporation, Term Loan B, DD1	4.500%	6/08/18	BB-	8,415,876
10,000	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan C	4.250%	9/27/19	BBB-	10,080,000
1,500	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan D	4.250%	2/13/19	BBB-	1,510,624
881	Warner Chilcott Company LLC, Term Loan B1 Additional	4.250%	3/15/18	BBB-	887,536
2,319	Warner Chilcott Corporation, Term Loan B1	4.250%	3/15/18	BBB-	2,337,031
1,160	Warner Chilcott Corporation, Term Loan B2	4.250%	3/15/18	BBB-	1,168,515
1,595	Warner Chilcott Corporation, Term Loan B3	4.250%	3/15/18	BBB-	1,606,709
94,727	Total Pharmaceuticals				95,849,497
	Real Estate – 3.5%
35,000	iStar Financial, Inc., Term Loan, Tranche A2, First Lien	7.000%	3/19/17	BB-	36,706,250
9,640	iStar Financial, Inc., Term Loan	5.750%	10/15/17	BB-	9,760,307
44,640	Total Real Estate				46,466,557

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (5)	Ratings (4)	Value
	Real Estate Management & Development – 2.4%
$1,191	Realogy Corporation, Delayed Term Loan	4.461%	10/10/16	B+	$1,196,439
29,865	Capital Automotive LP, Tranche B, Term Loan	5.250%	3/11/17	Ba3	30,256,810
1,339	LNR Property Corporation, Term Loan	4.750%	4/29/16	BB+	1,347,954
32,395	Total Real Estate Management & Development				32,801,203
	Road & Rail – 0.2%
3,188	Swift Transportation Company, Inc., Term Loan, Tranche B2	5.000%	12/21/17	BB	3,224,251
	Semiconductors & Equipment – 4.1%
2,981	Freescale Semiconductor, Inc., Term Loan, Tranche B1	4.464%	12/01/16	B1	2,930,891
17,860	Freescale Semiconductor, Inc., Term Loan, Tranche B2	6.000%	2/28/19	B1	17,770,725
983	NXP Semiconductor LLC, Term Loan	4.500%	3/03/17	B2	992,478
13,607	NXP Semiconductor LLC, Tranche A2, Term Loan	5.500%	3/03/17	B+	13,902,083
19,850	NXP Semiconductor LLC, Tranche B, Term Loan	5.250%	3/19/19	B+	20,052,629
55,281	Total Semiconductors & Equipment				55,648,806
	Software – 8.7%
5,900	BlackBoard, Inc., Term Loan, First Lien	7.500%	10/04/18	B+	5,970,414
23,000	BlackBoard, Inc., Term Loan, Second Lien	11.500%	4/04/19	CCC+	22,094,375
31,207	Datatel Parent Corp, Term Loan B, DD1	6.250%	7/19/18	B+	31,645,792
22,636	Infor Enterprise Applications, Term Loan B	5.250%	4/05/18	Ba3	22,887,520
790	IPC Systems, Inc., Extended Term Loan, Tranche B1, First Lien	7.750%	7/31/17	B1	785,794
6,365	IPC Systems, Inc., Term Loan, Second Lien	5.462%	6/01/15	CCC	5,147,923
15,000	Misys PLC, Term Loan, Second Lien	12.000%	6/12/19	Caa1	15,512,505
2,400	RedPrairie Corporation, Term Loan, First Lien	6.750%	12/14/18	B+	2,400,430
10,000	Vertafore, Inc., Term Loan, Second Lien	9.750%	10/29/17	CCC+	10,050,000
117,298	Total Software				116,494,753
	Specialty Retail – 2.8%
13,681	Michaels Stores, Inc., Term Loan B2	4.813%	7/31/16	BB-	13,822,653
1,768	Jo-Ann Stores, Inc., Term Loan	4.750%	3/16/18	B+	1,777,647
2,810	Lord & Taylor Holdings LLC, Term Loan	5.750%	1/11/19	BB	2,840,557
9,601	Party City Corporation, Term Loan	5.750%	7/27/19	B1	9,717,954
9,762	Tempur-Pedic International, Inc., Term Loan B, WI/DD	TBD	TBD	BB	9,898,164
37,622	Total Specialty Retail				38,056,975
	Textiles, Apparel & Luxury Goods – 0.5%
7,000	Phillips-Van Heusen Corporation, Term Loan, WI/DD	TBD	TBD	BBB-	7,051,247
	Wireless Telecommunication Services – 0.6%
8,054	Clear Channel Communications, Inc., Tranche B, Term Loan, DD1	3.862%	1/29/16	CCC+	6,694,948
1,496	IPC Systems, Inc., Term Loan, Tranche C, First Lien	7.750%	7/31/17	B1	1,457,910
9,550	Total Wireless Telecommunication Services				8,152,858
$1,349,572	Total Variable Rate Senior Loan Interests (cost $1,327,514,464)				1,342,430,179
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Corporate Bonds – 28.7% (20.0% of Total Investments)
	Airlines – 0.4%
$4,445	United Airlines Inc., 144A	9.875%	8/01/13	BB	$4,470,003
900	United Airlines Inc., 144A	12.000%	11/01/13	BB	906,750
5,345	Total Airlines				5,376,753

Nuveen Investments

JQC

Nuveen Credit Strategies Income Fund (continued)

Portfolio of INVESTMENTS December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Commercial Services & Supplies – 1.9%
$10,000	Ceridian Corporation, 144A	8.875%	7/15/19	B1	$10,850,000
8,500	Ceridian Corporation	11.250%	11/15/15	CCC	8,500,000
6,000	Ceridian Corporation	12.250%	11/15/15	CCC	6,015,000
24,500	Total Commercial Services & Supplies				25,365,000
	Communications Equipment – 2.2%
7,250	Avaya Inc.	9.750%	11/01/15	CCC+	6,452,500
26,450	Avaya Inc.	10.125%	11/01/15	CCC+	23,672,750
33,700	Total Communications Equipment				30,125,250
	Containers & Packaging – 0.1%
600	Boise Paper Holdings Company	8.000%	4/01/20	BB	663,000
	Distributors – 1.2%
8,000	HD Supply Inc., 144A	8.125%	4/15/19	B+	9,120,000
6,650	HD Supply Inc., 144A	11.500%	7/15/20	CCC+	7,489,563
14,650	Total Distributors				16,609,563
	Diversified Telecommunication Services – 4.1%
3,200	IntelSat Bermuda Limited	11.250%	2/04/17	CCC+	3,384,000
26,200	IntelSat Bermuda Limited	11.500%	2/04/17	CCC+	27,837,500
21,352	Level 3 Communications Inc.	11.875%	2/01/19	B-	24,608,180
50,752	Total Diversified Telecommunication Services				55,829,680
	Electric Utilities – 0.3%
3,500	Energy Future Intermediate Holding Company LLC, 144A	11.750%	3/01/22	B	3,885,000
	Electronic Equipment & Instruments – 0.1%
1,200	Kemet Corporation	10.500%	5/01/18	B+	1,183,500
	Health Care Equipment & Supplies – 4.2%
4,500	Apria Healthcare Group Inc.	12.375%	11/01/14	B	4,455,000
23,300	Chiron Merger Sub Inc., 144A	10.500%	11/01/18	B	24,435,875
14,000	Chiron Merger Sub Inc., 144A	12.500%	11/01/19	CCC+	13,317,500
10,500	DJO Finance LLC / DJO Finance Corporation, 144A	8.750%	3/15/18	B-	11,471,250
3,000	Merge Healthcare Inc.	11.750%	5/01/15	B+	3,221,250
55,300	Total Health Care Equipment & Supplies				56,900,875
	Health Care Providers & Services – 2.5%
14,705	Apria Healthcare Group Inc.	11.250%	11/01/14	BB	15,201,294
600	Aurora Diagnostics Holdings LLC	10.750%	1/15/18	B3	528,000
450	Capella Healthcare Inc.	9.250%	7/01/17	B	482,625
2,500	HCA Inc.	8.500%	4/15/19	BB+	2,787,500
13,000	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	12,285,000
1,500	Tenet Healthcare Corporation	10.000%	5/01/18	BB	1,706,250
32,755	Total Health Care Providers & Services				32,990,669
	Hotels, Restaurants & Leisure – 0.4%
2,250	Harrah's Operating Company, Inc.	11.250%	6/01/17	B	2,410,313
2,000	MGM Resorts International Inc.	7.750%	3/15/22	B+	2,140,000
600	Penn National Gaming Inc.	8.750%	8/15/19	Ba2	684,000
4,850	Total Hotels, Restaurants & Leisure				5,234,313
	Household Products – 0.9%
10,950	Sprectum Brands Inc.	9.500%	6/15/18	Ba3	12,428,250

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	IT Services – 0.5%
$2,600	First Data Corporation	9.875%	9/24/15	B-	$2,652,000
3,474	First Data Corporation	10.550%	9/24/15	B-	3,556,453
6,074	Total IT Services				6,208,453
	Machinery – 0.1%
1,800	Titan International Inc.	7.875%	10/01/17	B+	1,912,500
	Media – 5.5%
300	Clear Channel Communications, Inc., 144A	5.500%	9/15/14	CCC-	279,750
5,050	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC-	3,812,750
22,000	Clear Channel Communications, Inc.	11.000%	8/01/16	CCC-	16,665,000
8,909	Clear Channel Communications, Inc., DD1	9.000%	12/15/19	CCC+	8,151,735
22,750	WideOpenWest Finance Capital Corporation, 144A	10.250%	7/15/19	CCC+	24,171,875
17,950	WMG Acquisition Group	11.500%	10/01/18	B-	20,732,250
76,959	Total Media				73,813,360
	Metals & Mining – 0.1%
725	Molycorp Inc., 144A	10.000%	6/01/20	B3	674,250
	Municipal – 0.0%
600	Tops Markets	10.125%	10/15/15	B+	633,000
	Oil, Gas & Consumable Fuels – 0.3%
600	CONSOL Energy Inc.	8.000%	4/01/17	BB	649,500
600	CONSOL Energy Inc.	8.250%	4/01/20	BB	649,500
1,200	Genesis Energy LP	7.875%	12/15/18	B	1,281,000
1,050	Western Refining Inc.	11.250%	6/15/17	BB	1,148,438
3,450	Total Oil, Gas & Consumable Fuels				3,728,438
	Pharmaceuticals – 1.6%
86	Angiotech Pharmaceuticals Inc.	5.000%	12/01/13	N/R	86,000
1,077	Angiotech Pharmaceuticals Inc.	9.000%	12/01/16	N/R	1,087,770
9,000	Jaguar Holding Company I, 144A	9.375%	10/15/17	CCC+	9,450,000
9,750	Warner Chilcott Company LLC	7.750%	9/15/18	BB-	10,383,750
19,913	Total Pharmaceuticals				21,007,520
	Real Estate – 0.1%
1,200	Entertainment Properties Trust	7.750%	7/15/20	Baa3	1,386,875
	Software – 0.7%
2,000	Emdeon Incorporated	11.000%	12/31/19	CCC+	2,310,000
3,000	Infor Us Inc.	11.500%	7/15/18	B-	3,510,000
3,375	Infor Us Inc.	9.375%	4/01/19	B-	3,788,438
8,375	Total Software				9,608,438
	Specialty Retail – 1.5%
7,000	99 Cents Only Stores	11.000%	12/15/19	CCC+	7,980,000
1,350	Claires Stores, Inc.	9.250%	6/01/15	CCC	1,257,187
1,200	Claires Stores, Inc.	10.500%	6/01/17	CCC	1,040,999
9,500	Claires Stores, Inc., 144A	9.000%	3/15/19	B	10,188,750
19,050	Total Specialty Retail				20,466,936
$376,248	Total Corporate Bonds (cost $376,963,353)				386,031,623

Nuveen Investments

JQC

Nuveen Credit Strategies Income Fund (continued)

Portfolio of INVESTMENTS December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 2.6% (1.8% of Total Investments)
$35,291	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/12, repurchase price $35,291,415, collateralized by $36,020,000 U.S. Treasury Bills, 0.000%, due 6/16/13, value $36,001,990	0.010%	1/02/13	$35,291,395
	Total Short-Term Investments (cost $35,291,395)			35,291,395
	Total Investments (cost $1,904,823,979) – 143.7%			1,933,617,296
	Borrowings – (41.7)% (7), (8)			(561,000,000)
	Other Assets Less Liabilities – (2.0)% (9)			(26,959,843)
	Net Assets Applicable to Common Shares – 100%			$1,345,657,453

Investments in Derivatives as of December 31, 2012

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (9)
JPMorgan	$103,075,000	Receive	1-Month USD-LIBOR	1.193%	Monthly	3/21/14	$(1,231,111)
Morgan Stanley	103,075,000	Receive	1-Month USD-LIBOR	2.064%	Monthly	3/21/16	(5,471,134)
							$(6,702,245)

*  Annualized.

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (4)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (5)  Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

  (6)  Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

  (7)  Borrowings Payable as a percentage of Total Investments is 29.0%.

  (8)  The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings.

  (9)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives as of the end of the reporting period.

  N/R  Not rated.

  DD1  Investment, or portion of investment, purchased on a delayed delivery basis.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  TBD  Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate.

    See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

December 31, 2012

Assets
Investments, at value (cost $1,904,823,979)	$1,933,617,296
Cash	1,340,935
Receivables:
Dividends	184,764
Interest	19,331,221
Investments sold	37,180,696
Matured senior loans	1,041,379
Reclaims	146,189
Other assets	315,918
Total assets	1,993,158,398
Liabilities
Borrowings	561,000,000
Unrealized depreciation on interest rate swaps	6,702,245
Payable for investments purchased	77,635,667
Accrued expenses:
Interest on borrowings	18,061
Management fees	1,310,217
Trustees fees	243,581
Other	591,174
Total liabilities	647,500,945
Net assets applicable to Common shares	$1,345,657,453
Common shares outstanding	136,180,708
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$9.88
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$1,361,807
Paid-in surplus	1,843,360,167
Undistributed (Over-distribution of) net investment income	(13,245,643)
Accumulated net realized gain (loss)	(507,915,757)
Net unrealized appreciation (depreciation)	22,096,879
Net assets applicable to Common shares	$1,345,657,453
Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Year Ended December 31, 2012

Investment Income
Dividends (net of foreign tax withheld of $259,691)	$8,155,810
Interest	122,981,931
Other	328,553
Total investment income	131,466,294
Expenses
Management fees	15,267,762
Interest expense on borrowings	7,653,150
Dividends on securities sold short	2,500
Shareholder servicing agent fees and expenses	7,137
Custodian fees and expenses	594,250
Trustees fees and expenses	35,146
Professional fees	361,415
Shareholder reporting expenses	151,469
Stock exchange listing fees	42,825
Investor relations expense	379,728
Other expenses	93,059
Total expenses	24,588,441
Net investment income (loss)	106,877,853
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	30,157,518
Securities sold short	(2,844,562)
Call options written	4,936,415
Interest rate swaps	(2,872,297)
Put options purchased	(279,861)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	68,849,402
Securities sold short	1,970,142
Call options written	(2,080,052)
Interest rate swaps	(255,166)
Put options purchased	278,611
Net realized and unrealized gain (loss)	97,860,150
Net increase (decrease) in net assets applicable to Common shares from operations	$204,738,003

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Year Ended 12/31/12	Year Ended 12/31/11
Operations
Net investment income (loss)	$106,877,853	$74,583,956
Net realized gain (loss) from:
Investments and foreign currency	30,157,518	34,300,234
Securities sold short	(2,844,562)	(395,059)
Call options written	4,936,415	4,079,563
Interest rate swaps	(2,872,297)	(2,276,976)
Put options purchased	(279,861)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	68,849,402	(130,830,545)
Securities sold short	1,970,142	(126,014)
Call options written	(2,080,052)	4,843,734
Interest rate swaps	(255,166)	(6,447,079)
Put options purchased	278,611	(66,875)
Net increase (decrease) in net assets applicable to Common shares from operations	204,738,003	(22,335,061)
Distributions to Common Shareholders
From net investment income	(109,325,873)	(107,792,494)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(109,325,873)	(107,792,494)
Capital Share Transactions
Common shares repurchased and retired	—	(7,862,456)
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	(7,862,456)
Net increase (decrease) in net assets applicable to Common shares	95,412,130	(137,990,011)
Net assets applicable to Common shares at the beginning of period	1,250,245,323	1,388,235,334
Net assets applicable to Common shares at the end of period	$1,345,657,453	$1,250,245,323
Undistributed (Over-distribution of) net investment income at the end of period	$(13,245,643)	$(21,220,049)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

Year Ended December 31, 2012

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$204,738,003
Adjustments to reconcile the net increase in net assets applicable to Common shares from operations to net cash provided by operating activities:
Purchases of investments and securities sold short	(2,571,011,127)
Proceeds from sales and maturities of investments and securities sold short	2,488,608,191
Proceeds from (Purchases of) short-term investments, net	77,285,258
Proceeds from (Payments for) cash denominated in foreign currencies, net	318,621
Proceeds from (Payments for) interest rate swap contracts	(2,872,297)
Cash paid for call options written	(36,695)
Amortization (Accretion) of premiums and discounts, net	(6,788,786)
(Increase) Decrease in:
Deposits with brokers	7,207,714
Receivable for dividends	1,704,127
Receivable for interest	(9,035,201)
Receivable for investments sold	(30,696,589)
Receivable for matured senior loans	(328,553)
Receivable for reclaims	35,531
Other assets	(117,431)
Increase (Decrease) in:
Payable for dividends on securities sold short	(4,002)
Payable for investments purchased	9,351,058
Accrued interest on borrowings	(26,557)
Accrued management fees	74,853
Accrued trustees fees	10,524
Accrued other expenses	(49,774)
Net realized (gain) loss from:
Investments and foreign currency	(30,157,518)
Securities sold short	2,844,562
Call options written	(4,936,415)
Interest rate swaps	2,872,297
Put options purchased	279,861
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(68,849,402)
Securities sold short	(1,970,142)
Call options written	2,080,052
Interest rate swaps	255,166
Put options purchased	(278,611)
Net cash provided by (used in) operating activities	70,506,718
Cash Flows from Financing Activities:
Increase in borrowings	44,000,000
Increase (Decrease) in cash overdraft balance	(3,839,910)
Cash distributions paid to Common shareholders	(109,325,873)
Net cash provided by (used in) financing activities	(69,165,783)
Net Increase (Decrease) in Cash	1,340,935
Cash at the beginning of period	—
Cash at the End of Period	$1,340,935
Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings (excluding borrowing costs) was $6,781,493.

See accompanying notes to financial statements.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Fund- Preferred Share- holders(b)		Distributions from Accumulated Net Realized Gains to Fund- Preferred Share- holders(b)	Total	From Net Investment Income to Common Share- holders	From Accumulated Net Realized Gains to Common Share- holders	Return of Capital to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired
Year Ended 12/31:
2012	$9.18	$.78	$.72	$—		$—	$1.50	$(.80)	$—	$—	$(.80)	$—
2011	10.13	.55	(.72)	—		—	(.17)	(.79)	—	—	(.79)	.01
2010	9.00	.53	1.29	—		—	1.82	(.60)	—	(.10)	(.70)	.01
2009	6.04	.59	3.01	—	*	—	3.60	(.65)	—	— *	(.65)	.01
2008	12.46	.86	(6.14)	(.14)		—	(5.42)	(.72)	—	(.28)	(1.00)	—	*
	FundPreferred Shares at End of Period			Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2012	$—	$—	$—	$561,000	$3,399
2011	—	—	—	517,000	3,418
2010	—	—	—	400,000	4,471
2009	—	—	—	400,000	4,107
2008	165,800	25,000	152,182	224,200	5,502

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on Common share equivalents.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Nuveen Investments

						Ratios/Supplemental Data
			Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(e)		Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)
	Ending Common Share Net Asset Value	Ending Market Value	Based on Market Value(c)	Based on Common Share Net Asset Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate
Year Ended 12/31:
2012	$9.88	$9.65	30.55%	16.80%	$1,345,657	1.86%	8.07%	N/A	N/A	127%
2011	9.18	8.05	.24	(1.70)	1,250,245	1.70	5.44	1.65%	5.49%	37
2010	10.13	8.80	24.26	21.02	1,388,235	1.64	5.41	1.48	5.57	48
2009	9.00	7.69	76.23	63.01	1,242,799	1.75	8.01	1.48	8.27	55
2008	6.04	4.87	(49.39)	(45.84)	843,469	2.41	8.00	1.95	8.45	37

(d)  After expense reimbursement from the Adviser, where applicable. As of June 30, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.

(e)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.

  • Each ratio includes the effect of dividends expense on securities sold short and all interest expense and other costs related to borrowings, where applicable, as follows:

	Ratios of Dividends Expense on Securities Sold Short to Average Net Assets Applicable to Common Shares(f)		Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2012	—	%**	0.58%
2011	—	**	0.43
2010	—	**	0.40
2009	—	**	0.46
2008	0.01		0.83

(f)  Effective for periods beginning after December 31, 2011, the Fund no longer makes short sales of securities.

*  Rounds to less than $.01 per share.

**  Rounds to less than .01%.

N/A  Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

Nuveen Credit Strategies Income Fund (the "Fund") is a diversified, closed-end registered investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "JQC."

On December 31, 2012, the Funds' investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen changed its name to Nuveen Fund Advisors, LLC (the "Adviser"). There were no changes to the identities or roles of any personnel as a result of the change.

Portfolio Repositioning

On January 23, 2012, the Fund began the repositioning of its portfolio (the "Repositioning") as previously approved by Common shareholders during November 2011. The goal of the Repositioning was to increase the attractiveness of the Fund's Common shares and narrow the Fund's trading discount by:

•  Simplifying the Fund to focus on one of its current core portfolio strategies;

•  Positioning the Fund in a closed-end fund category that is well understood and has historically seen more consistent secondary market demand; and

•  Differentiating the Fund from similar funds, including other Nuveen closed-end funds in the same fund category.

In connection with the Repositioning, Symphony Asset Management, LLC ("Symphony"), an affiliate of the Adviser, assumed sole responsibility for managing the Fund's investment portfolio.

Upon completion of the Repositioning on April 2, 2012:

•  The Fund changed its name from Nuveen Multi-Strategy Income and Growth Fund 2. The Fund's ticker symbol remained unchanged; and

•  The Fund discontinued its managed distribution policy (in which distributions may be sourced not just from income but also from realized capital gains and, if necessary, from capital), and shifted from quarterly to monthly distributions.

Investment Objectives

The Fund's investment objective of high current income with a secondary objective of total return remained unchanged as a result of the Repositioning.

Prior to the Repositioning, the Fund met its investment objective by maintaining a portfolio exposure target of approximately 70% in income-oriented debt securities (preferred securities and fixed- and floating-rate debt including high yield debt and senior loans), and 30% in equities and equity-like securities (convertibles and domestic and international equities).

Effective with the completion of its Repositioning, the Fund meets its investment objective by investing approximately 70% of its managed assets (as defined in Footnote 7 — Management Fees and Other Transactions with Affiliates) in senior secured and second lien loans, and up to 30% of its managed assets across the capital structure of companies (including equity securities) with a primary emphasis on high yield bonds, convertible securities and other forms of income-producing securities.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Nuveen Investments

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities, senior loans and interest rate swap contracts are provided by a pricing service approved by the Fund's Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such instruments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund's Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund's portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of December 31, 2012, the Fund had outstanding when-issued/delayed delivery purchase commitments of $65,240,524.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Investment Income

Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees are a component of "Interest income," if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Prior to the Fund's last quarterly cash distribution declared March 1, 2012, and paid April 2, 2012, the Fund made quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund would seek to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally were made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, was distributed from the Fund's assets and was treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceeded the Fund's total return on net asset value, the difference would reduce net asset value per share. If the Fund's total return on net asset value exceeded total distributions during a calendar year, the excess was reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year was made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Fund during fiscal years ended December 31, 2012 and December 31, 2011, are reflected in the accompanying financial statements.

Effective with the completion of the Repositioning, dividends declared to Common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Nuveen Investments

FundPreferred Shares

The Fund is authorized to issue auction rate preferred ("FundPreferred") shares. As of December 31, 2009, the Fund redeemed all $965,000,000 of its outstanding FundPreferred shares, at liquidation value.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including forward foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures, put options purchased, call options written and interest rate swaps," respectively, on the Statement of Operations, when applicable.

Matured Senior Loans

The Fund may hold senior loans, which have matured prior to the end of the current fiscal period. The net realizable value for matured senior loans is recognized on the Statement of Assets and Liabilities as "Receivable for matured senior loans." The net increase or decrease in the net realizable value of the receivable for matured senior loans during the fiscal period is recognized on the Statement of Operations as a component of "Other income" or "Other expenses," respectively, when applicable.

Interest Rate Swap Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. The Fund's use of interest rate swap contracts is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap contracts involve the Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. The Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest swaps(, net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of interest rate swaps." Income received or paid by the Fund is recognized as a component of "Net realized gain (loss) from interest rate swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Fund's basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the fiscal year ended December 31, 2012, the Fund continued to use interest rate swap contracts to partially fix the interest cost of leverage, which the Fund uses through the use of bank borrowings.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The average notional amount of interest rate swap contracts outstanding during the fiscal year ended December 31, 2012, was as follows:

Average notional amount of interest rate swap contracts outstanding*	$226,765,000

*  The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on interest rate swap contract activity.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options, in an attempt to manage such risk. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing put options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Call and/or Put options purchased, at value" on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call and/or Put options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options purchased" on the Statement of Operations. The changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options written" on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from call and/or put options purchased and/or written "on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended December 31, 2012, and prior to the Repositioning, the Fund wrote call options on individual stocks held in its portfolio to enhance returns while foregoing some upside potential, and held put options on a single stock to benefit in the event its price declined. The Fund did not purchase call options or write put options during the fiscal year ended December 31, 2012.

The average notional amount of put options purchased and call options written during the fiscal year ended December 31, 2012, were as follows:

Average notional amount of put options purchased*	$500,000
Average notional amount of call options written*	$(16,810,300)

*  The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities and Footnote 5—Investment Transactions for further details on options activity.

Short Sales

Prior to the Repositioning, the Fund was authorized to make short sales of securities. To secure its obligation to deliver securities sold short, the Fund had instructed the custodian to segregate assets of the Fund, which were then held at the applicable broker, as collateral with an equivalent amount of the securities sold short. The collateral required was determined by reference to the market value of the short positions and was recognized as a component of "Deposits with brokers" on the Statement of Assets and Liabilities. The Fund was obligated to pay to the party to which the securities were sold short, dividends declared on the stock by

Nuveen Investments

the issuer and recognized such amounts as "Dividends on securities sold short" on the Statement of Operations. Short sales were valued daily with the corresponding unrealized gains or losses are recognized as a component of "Change in net unrealized appreciation (depreciation) of securities sold short" on the Statement of Operations.

Liabilities for securities sold short were reported at market value in the financial statements. Short sale transactions resulted in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund incurred a loss if the price of the security increased between the date of the short sale and the date on which the Fund replaced the borrowed security. The Fund's loss on a short sale was potentially unlimited because there was no upward limit on the price a borrowed security could attain. The Fund realized a gain if the price of the security declined between those dates. Gains and losses from securities sold short are recognized as a component of "Net realized gain (loss) from securities sold short" on the Statement of Operations.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$168,340,355	$—	$—	$168,340,355
$25 Par (or similar) Preferred Securities	1,523,744	—	—	1,523,744
Variable Rate Senior Loan Interests	—	1,342,430,179	—	1,342,430,179
Corporate Bonds	—	386,031,623	—	386,031,623
Short-Term Investments:
Repurchase Agreements	—	35,291,395	—	35,291,395
Derivatives:
Interest Rate Swaps**	—	(6,702,245)	—	(6,702,245)
Total	$169,864,099	$1,757,050,952	$—	$1,926,915,051

*  Refer to the Fund's Portfolio of Investments for industry classifications.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer's financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts' research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

Nuveen Investments

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of December 31, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(6,702,245)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$4,936,415
Net Realized Gain (Loss) from Interest Rate Swaps
Risk Exposure
Interest Rate	$(2,872,297)
Net Realized Gain (Loss) from Put Options Purchased
Risk Exposure
Equity Price	$(279,861)
Change in Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$(2,080,052)
Change in Net Unrealized Appreciation (Depreciation) of Interest Rate Swaps
Risk Exposure
Interest Rate	$(255,166)
Change in Net Unrealized Appreciation (Depreciation) of Put Options Purchased
Risk Exposure
Equity Price	$278,611

4. Fund Shares

Common Shares

Transactions in Common shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Common shares repurchased and retired	—	(895,697)
Weighted average:
Price per Common share repurchased and retired	$—	$8.76
Discount per Common share repurchased and retired	—%	13.77%

5. Investment Transactions

Purchases and sales (including maturities and proceeds from securities sold short, but excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2012, aggregated $2,571,011,127 and 2,488,608,191, respectively.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Transactions in call options written during the fiscal year ended December 31, 2012, were as follows:

	Number of Contracts	Premiums Received
Call options outstanding, beginning of period	27,753	$4,975,697
Call options written	—	—
Call options terminated in closing purchase transactions	(7,510)	(136,517)
Call options exercised	(7,845)	(2,117,647)
Call options expired	(12,398)	(2,721,533)
Call options outstanding, end of period	—	$—

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization, timing differences in the recognition of income on real estate investment trust ("REIT") investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

As of December 31, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$1,919,214,751
Gross unrealized:
Appreciation	$42,221,986
Depreciation	(27,819,441)
Net unrealized appreciation (depreciation) of investments	$14,402,545

Permanent differences, primarily due to treatment of notional principal contracts, tax basis earnings and profits adjustments, complex securities character adjustments, adjustments for REITs, adjustments for passive foreign investment companies, and foreign currency reclasses, resulted in reclassifications among the Fund's components of Common share net assets as of December 31, 2012, the Fund's tax year end, as follows:

Paid-in-surplus	$(6,071,398)
Undistributed (Over-distribution of) net investment income	10,422,426
Accumulated net realized gain (loss)	(4,351,028)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2012, the Fund's tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund's tax years ended December 31, 2012 and December 31, 2011, was designated for purposes of the dividends paid deduction as follows:

2012
Distributions from net ordinary income *	$109,325,873
Distributions from net long-term capital gains	—

Nuveen Investments

2011
Distributions from net ordinary income *	$107,792,494
Distributions from net long-term capital gains	—

*  Net ordinary income consists of net taxable income derived from dividends, interest, and current year earnings and profits attributable to realized gains.

As of December 31, 2012, the Fund's tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration:
December 31, 2016	$202,598,007
December 31, 2017	289,143,715
December 31, 2018	8,513,146
Total	$500,254,868

During the Fund's tax year ended December 31, 2012, the Fund utilized capital loss carryforwards as follows:

Utilized capital loss carryforwards	$28,752,215

Under the Regulated Investment Modernization Act of 2010, capital losses incurred by the Fund after December 21, 2010 will not be subject to expiration. During the Fund's tax year ended December 31, 2012, there were no post-enactment capital losses generated by the Fund.

The Fund has elected to defer losses incurred from November 1, 2012 through December 31, 2012, the Fund's tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses	$6,533,350
Late-year ordinary losses	—

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee consists of two components — a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Prior to the Repositioning, the annual fund-level fee for the Fund, payable monthly, was calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

Effective January 23, 2012, the annual fund-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.6800%
For the next $500 million	.6550
For the next $500 million	.6300
For the next $500 million	.6050
For managed assets over $2 billion	.5800

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The annual complex-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2012, the complex-level fee rate for the Fund was .1684%.

The management fee compensates the Adviser for overall investment strategy advisory and administrative services and general office facilities. The Adviser is responsible for the Fund's overall strategy and asset allocation decisions.

Prior to the Repositioning, the Adviser had entered into sub-advisory agreements with Spectrum Asset Management, Inc. ("Spectrum"), Symphony and Tradewinds Global Investors, LLC ("Tradewinds"). Symphony and Tradewinds are both affiliates of Nuveen. Spectrum managed the portion of the Fund's investment portfolio allocated to preferred securities. Symphony managed the portion of the Fund's investment portfolio allocated to debt securities and certain equity investments. Tradewinds managed the portion of the Fund's investment portfolios allocated to global equities, common stocks sold short and options strategies. The Adviser is responsible for overseeing the Fund's investments in interest rate swap contracts. Each sub-adviser was compensated for its services to the Fund from the management fees paid to the Adviser. Spectrum also received compensation on certain portfolio transactions providing brokerage services to the Fund. During the fiscal year ended December 31, 2012, the Fund paid Spectrum commissions of $229,352.

Subsequent to the Repositioning, the Adviser continued its sub-advisory agreement with Symphony under which Symphony now manages the investment portfolio of the Fund's. The Adviser continues to be responsible for overseeing the Fund's investments in interest rate swap contracts. Symphony continues to be compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of December 31, 2012, the Fund had no unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund's portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of December 31, 2012, the Fund had no such outstanding participation commitments.

9. Borrowing Arrangements

The Fund has entered into a $542 million (maximum commitment amount) prime brokerage facility ("Original Borrowings") with BNP Paribas Prime Brokerages, Inc. ("BNP") as a means of financial leverage. Interest was charged on the Original Borrowings at 3-Month LIBOR (London Inter-Bank Offered Rate) plus .85% on the amount borrowed and .50% on the undrawn balance. Effective January 9, 2012, interest charged on the amount borrowed changed from 3-Month LIBOR plus .95% to 3-Month LIBOR plus .85%. All other terms remain unchanged. On January 19, 2012, the Fund terminated its Original Borrowings with BNP.

On January 20, 2012, the Fund entered into a $540 million (maximum commitment amount) senior committed secured 364-day revolving line of credit ("Current Borrowings"), renewable annually, with Bank of America N.A. ("Bank of America"). On June 28, 2012, the Fund amended the Current Borrowings with Bank of America and increased its maximum commitment amount from $540 million to $585 million. On September 28, 2012, the Fund increased its maximum commitment amount from $585 million to $630 million. Interest is charged on the Current Borrowings at a rate per annum equal to the greater of (a) the Federal Funds Rate plus .50%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate" or (c) the British Bankers Association LIBOR Rate ("BBA LIBOR") plus 1.00%. The Fund also accrues a commitment fee of .25% per annum on the maximum commitment amount. The Fund also incurred a one-time upfront arrangement fee and a one-time .06% amendment fee on the increased maximum commitment amount, both of which were fully expensed during the current reporting period.

During the fiscal year ended December 31, 2012, the combined average daily balance outstanding and interest rate on these borrowings were $542.1 million and 1.26%, respectively.

In order to maintain the Current Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund's portfolio of investments.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest charged on the amount borrowed and undrawn balance, commitment fees, the one-time arrangement fee and one-time amendment fee are each recognized a component of "Interest expense on borrowings" on the Statement of Operations.

10. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11 ("ASU No. 2011-11") to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting ("netting") on the Statement of Assets and Liabilities. This information will enable users of the entity's financial statements to evaluate the effect or potential effect of netting arrangements on the entity's financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

11. Subsequent Events

Fiscal Year End Change

Effective January 1, 2013, the Fund's fiscal year ended changed from December 31 to July 31, as previously approved by the Fund's Board of Trustees.

Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■ROBERT P. BREMNER
8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	216
■JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	216
■WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

				216

Nuveen Investments

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■DAVID J. KUNDERT
10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II

Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

				216
■WILLIAM J. SCHNEIDER
9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	216
■JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	216
■CAROLE E. STONE
6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	216
■VIRGINIA L. STRINGER
8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	216

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■TERENCE J. TOTH
9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II

Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				216
Interested Board Member:
■JOHN P. AMBOIAN(2)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, LLC.	216
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				216

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	116
■CEDRIC H. ANTOSIEWICZ
1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	116
■MARGO L. COOK
4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	216
■LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	216
■STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	216
■SCOTT S. GRACE
8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				216

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	216
■TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	216
■KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC,Symphony Asset Management LLC, Santa Barbara Asset Management,LLC, and of Winslow Capital Management, LLC (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).

				216
■KATHLEEN L. PRUDHOMME
3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	216

(1)  The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  Mr. Amboian is an interested Director because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  CSFB Leveraged Loan Index: A representative, unmanaged index of tradable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both Regulatory Leverage (see below) and the leverage effects of certain derivative investments in the Fund's portfolio that increase the Fund's investment exposure.

•  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•  Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

•  Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory Leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

Nuveen Investments

Notes

Nuveen Investments

Additional Fund Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund's quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and its percentages as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	% of DRD	% of QDI
JQC	4.62%	5.22%

Common Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Fund	Common Shares Repurchased
JQC	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $219 billion as of December 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

EAN-L-1212D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget.  As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control.  Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities.  These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting.  Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange.  Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Credit Strategies Income Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2012	$27,000	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2011	$26,600	$0	$6,565	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

(4) “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2012	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2011	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2012	$0	$0	$0	$0
December 31, 2011	$6,565	$0	$0	$6,565

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, David J. Kundert, William J. Schneider, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Symphony Asset Management, LLC (“Symphony” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services.  As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures.  The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties.  The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

SYMPHONY

Symphony has adopted and implemented proxy voting guidelines to ensure that proxies are voted in the best interest of its Clients.  These are merely guidelines and specific situations may call for a vote which does not follow the guidelines.  In determining how to vote proxies, Symphony will follow the Proxy Voting Guidelines of the independent third party which Symphony has retained to provide proxy voting services (“Symphony’s Proxy Guidelines”).

Symphony has created a Proxy Voting Committee to periodically review Symphony’s Proxy Guidelines, address conflicts of interest, specific situations and any portfolio manager’s decision to deviate from Symphony’s Proxy Guideline, (including the third party’s guidelines).  Under certain circumstances, Symphony may vote one way for some Clients and another way for other Clients.  For example, votes for a Client who provides specific voting instructions may differ from votes for Clients who do not provide proxy voting instructions.  However, when Symphony has discretion, proxies will generally be voted the same way for all Clients.  In addition, conflicts of interest in voting proxies may arise between Clients, between Symphony and its employees, or a lending or other material relationship.  As a general rule, conflicts will be resolved by Symphony voting in accordance with Symphony’s Proxy Guidelines when:

•      Symphony manages the account of a corporation or a pension fund sponsored by a corporation in which Clients of Symphony also own stock.  Symphony will vote the proxy for its other Clients in accordance with Symphony’s Proxy Guidelines and will follow any directions from the corporation or the pension plan, if different than Symphony’s Proxy Guidelines;

•      An employee or a member of his/her immediate family is on the Board of Directors or a member of senior management of the company that is the issuer of securities held in Client’s account;

•      Symphony has a borrowing or other material relationship with a corporation whose securities are the subject of the proxy.

Proxies will always be voted in the best interest of Symphony’s Clients.  Those situations that do not fit within the general rules for the resolution of conflicts of interest will be reviewed by the Proxy Voting Committee.  The Proxy Voting Committee, after consulting with senior management, if appropriate, will determine how the proxy should be voted.  For example, when a portfolio manager decides not to follow Symphony’s Proxy Guidelines, the Proxy Voting Committee will review a portfolio manager’s recommendation and determine how to vote the proxy.  Decisions by the Proxy Voting Committee will be documented and kept with records related to the voting of proxies.  A summary of specific votes will be retained in accordance with Symphony’s Books and Records Requirements which are set forth Symphony’s Compliance Manual and Code of Ethics.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc. (“NFALLC”), is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”).  NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Symphony Asset Management, LLC (“Symphony” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services.  The following section provides information on the portfolio managers at the Sub-Adviser:

SYMPHONY

Item 8(a)(1).                           PORTFOLIO MANAGER BIOGRAPHIES

Gunther Stein

Gunther Stein, Chief Investment Officer and Chief Executive Officer, is responsible for overseeing Symphony’s fixed-income and equity investments. Mr. Stein has over 25 years of investment and research experience and is actively involved with the management of the firm’s fixed-income products. Prior to joining Symphony in 1999, Mr. Stein spent six years at Wells Fargo where he was most recently a high-yield portfolio manager after being in the firm’s Loan Syndications & Leveraged Finance Group. Before joining Wells Fargo, he was a Euro-currency deposit trader at First Interstate Bank. He also worked for Standard Chartered Bank in Mexico City and Citibank Investment Bank in London. Mr. Stein received an MBA from the University of Texas at Austin and a BA in economics from the University of California, Berkeley.

Sutanto Widjaja

Mr. Widjaja is a member of Symphony’s fixed-income team and his responsibilities include portfolio management for Nuveen Credit Strategies Income Fund and other related strategies. Prior to joining Symphony in 2003, Mr. Widjaja was Manager of Finance at WineShopper.com, an Analyst in investment banking at Robertson, Stephens & Company, and an Analyst at Accenture. He formerly served on the board of the San Francisco Public Health Foundation. Mr. Widjaja received an MBA from the Stanford Graduate School of Business and a BS in electrical engineering and computer science from the University of California, Berkeley.

Item 8(a)(2).                           OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed by Symphony PMs

As of 12/31/12

	Gunther Stein	Sutanto Widjaja
(a) RICs
Number of accts	16	0
Assets	$1,521,453,278	$0

(b) Other pooled accts
Non-performance fee accts
Number of accts	15	3
Assets	$116,013,700	$4,058,505
Performance fee accts
Number of accts	17	2
Assets	$1,795,027,488	$53,024,810

(c) Other
Non-performance fee accts
Number of accts	9	1
Assets	$72,169,856	$213,226
Performance fee accts
Number of accts	5	4
Assets	$293,034,463	$272,597,378

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts.  Fees earned by the sub-advisers may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts.   In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts.  In addition, the portfolio manger may execute transactions for another account that may adversely impact the value of securities held by the Fund.  However, the sub-advisers believe that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors.  In addition, each sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Item 8(a)(3).                           FUND MANAGER COMPENSATION

Symphony investment professionals receive compensation based on three elements: fixed-base salary, participation in a bonus pool and certain long-term incentives.

The fixed-base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.

The portfolio managers are also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses.   The level of this bonus to each individual portfolio manager is determined by senior management’s assessment of the team’s performance, and the individual’s contribution to and performance on that team.   Factors considered in that assessment include the total return and risk-adjusted total return performance of the accounts for which the individual serves as portfolio manager relative to any benchmarks established for those accounts; the individual’s effectiveness in communicating investment performance to investors and/or their advisors; and the individual’s contribution to the firm’s overall investment process and to the execution of investment strategies.

Finally, certain key employees of Symphony, including the portfolio managers, have received profits interests in Symphony which entitle their holders to participate in the firm’s growth over time.

Item 8(a)(4).                           OWNERSHIP OF JQC SECURITIES AS OF DECEMBER 31, 2012

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Gunther Stein	X
Sutanto Widjaja	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Credit Strategies Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 8, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 8, 2013